VIA EDGAR

March 13, 2025

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account A of Pacific Life & Annuity Company

File No. 811-09203

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the annual reports dated December 31, 2024, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452	0000896435
American Funds Insurance Series	811-03857	0000729528
BlackRock Variable Series Funds, Inc.	811-03290	0000355916
Fidelity Variable Insurance Products Funds	811-05361	0000823535
First Trust Variable Insurance Trust	811-22652	0001537395
Franklin Templeton Variable Insurance Products Trust	811-05583	0000837274
Janus Aspen Series	811-07736	0000906185
Legg Mason Partners Variable Equity Trust	811-21128	0001176343
Lincoln Variable Insurance Products Trust	811-08090	0000914036
Lord Abbett Series Fund, Inc.	811-05876	0000855396
Macquarie Variable Insurance Portfolios	811-05017	0000810016
MFS Variable Insurance Trust	811-08326	0000918571
Neuberger Berman Advisers Management Trust	811-04255	0000736913
Pacific Select Fund	811-05141	0000813900
PIMCO Variable Insurance Trust	811-08399	0001047304
Schwab Annuity Portfolios	811-08314	0000918266
State Street Variable Insurance Series Funds, Inc.	811-04041	0000746687
Van Eck VIP Trust	811-05083	0000811976

Some of the management investment companies listed above may not be available under every contract offered by the separate account.

Sincerely,

/s/ Alison Ryan
Alison Ryan
AVP & Managing Assistant General Counsel II
Pacific Life Insurance Company